UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: January 28, 2014

(Date of earliest event reported)

Arête Industries, Inc.

(Exact name of registrant as specified in its charter)

COLORADO	33-16820-D	84-1508638
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7260 Osceola Street

Westminster, CO 80030

(Address of principal executive offices) (Zip Code)

(303) 427-8688

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT; ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

Bank Line of Credit

On January 28, 2014, we entered into a line of credit loan agreement for $1,500,000 due January 15, 2015. The terms of the note are as follows: 1) the accrued interest is payable monthly starting February 28, 2014, 2) the interest rate is variable based on an index equal to the prime rate as published by the Wall Street Journal index (currently 3.25%) plus 1%, subject to a minimum rate of 6.5%, the note has draw provisions, with the first draw of $479,701.39, 4) the note is secured by seven wells and leases owned by the Company, a certificate of deposit for $500,000 at CityWide Bank pledged by a third party, and 5) the personal guarantee of the Nicholas Scheidt, Chief Executive Officer. The amount eligible for borrowing on the Credit Facility is limited to the lesser of (i) 65% of the Company’s PV10 value of its carbon reserves based upon the most current engineering reserve report or (ii) 48 month cumulative cash flow based upon the most current engineering reserve report. In addition to the borrowing base limitation, the Company is required to maintain and meet certain affirmative and negative covenants and conditions in order to draw advances on the Credit Facility. The Credit Facility contains certain representations, warranties, and affirmative and negative covenants applicable to the Company, which are customarily applicable to senior secured loan facilities. Key covenants include limitations on indebtedness, restricted payments, creation of liens on oil and gas properties, hedging transactions, mergers and consolidations, sales of assets, use of loan proceeds, change in business, and change in control.

The above-referenced promissory notes contain customary default and acceleration provisions and provide for a default interest rate of 21% per annum. In addition, the Credit Facility contains customary events of default, including: (a) failure to pay any obligations when due; (b) failure to comply with certain restrictive covenants; (c) false or misleading representations or warranties; (d) defaults of other indebtedness; (e) specified events of bankruptcy, insolvency or similar proceedings; (f) one or more final, non-appealable judgments in excess of $50,000 that is not covered by insurance; (g) change in control (25% threshold); (h) negative events affecting the Guarantor; and (i) lender in good faith believes itself insecure. In an event of default arising from the specified events, the Credit Facility provides that the commitments thereunder will terminate and the Lender may take such other actions as permitted including, declaring any principal and accrued interest owed on the line of credit to become immediately due and payable. The Credit Facility is secured by a security interest in substantially all of the assets of the Company, pursuant to a Security Agreement, Deed of Trust and Assignment of As-Extracted Collateral entered into between the Company and Citywide Banks.

Related Party Notes Payable

On January 1, 2014, we memorialized our short-term liabilities into formal promissory notes. These certain outstanding advances and other notes payable are now included in single promissory notes, all have been previously reported in our financial statements. Information concerning these promissory notes is set forth in the table below.

Name of Holder	Position	Principal Amount	Interest Rate	Monthly P&I Payment Amount	Number of Monthly Payments
Donald W. Prosser	CFO & Director	$28,500	7.00%	$564.33	60
Charles B. Davis	COO & Director	$66,500	7.00%	$1,316.78	60
William Stewart	Director	$49,500	7.00%	$980.16	36

The above-referenced promissory notes contain customary default and acceleration provisions and provide for a default interest rate of 18% per annum.

In addition, we also issued an unsecured promissory note in the amount of $792,151 on January 1, 2014 to DNR Oil & Gas, Inc. (“DNR”) to consolidate short term debt owed to DNR. DNR is a company controlled by one of our directors, Charles B. Davis. The DNR note accrues interest at the rate of 2.50% for the calendar years 2014 and 2015, 4.00% for the calendar year 2016, 6.00% for the calendar year 2017 and 8.00% for the remainder of the term of the DNR note. The DNR note matures on January 1, 2019. The DNR note requires payments as follows:

•	One payment of $250,000 in 2016;

•	One payment of $250,000 in 2017;

•	One payment of $250,000 in 2018; and

•	The balance of principal and accrued interest on or before January 1, 2019.

The DNR note contains customary default and acceleration provisions and provides for a default interest rate of 18% per annum.

Extension of Existing Promissory Notes

In June 2013, in connection with the conversions of Series A1 Preferred Stock by Burlingame Equity Investors II, LP and Burlingame Equity Investors Master Fund, LP, the Company issued unsecured promissory notes in the original principal amounts of $48,000 and $552,000, respectively, with interest at 7% per annum payable quarterly and all unpaid interest and principal due on July 23, 2014. In connection with our new line of credit, we have agreed with the holders of these two exisiting notes to make a partial prepayment on the principal balance of the Notes in exchange for an extension of the maturity date to January 27, 2015. Information concerning the principal pay down and new maturity date is set forth in the following table.

Name of Holder	Principal Balance Before Pay down	Principal Pay down	Remaining Principal Balance
Burlingame Equity Investors II, LP	$44,000	$17,511	$26,489
Burlingame Equity Investors Master Fund, LP	$506,000	$232,489	$273,511

Section 8.01 Other Events

On February 3, 2014, the Company issued a press release announcing a new financing and restructure of existing debt. A copy of this press release is attached as Exhibit 99.1 hereto. The reader is advised to read this press release in its entirety.

The information in this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

The Exhibits listed below are furnished as Exhibits to this Current Report on Form 8-K.

Exhibit No.	Description

10.18	Promissory Note, Dated January 28, 2014 City Wide Bank

10.19	Promissory Note, Dated January 28, 2014 Donald W Prosser

10.20	Promissory Note, Dated January 28, 2014 Charles B Davis

10.21	Promissory Note, Dated January 28, 2014 William Stewart

10.22	Promissory Note, Dated January 28, 2014 DNR Oil & Gas, Inc.

10.23	Extension of Burlingame Equity Investors II, LP Promissory Note, Dated January 28, 2014

10.24	Extension of Burlingame Equity Investors Master Fund, LP Promissory Note

99.1	Press Release, Dated February 3, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARÊTE INDUSTRIES, INC.

Dated: February 3, 2014

	By:	/s/ Nicholas L. Scheidt
	Name:	Nicholas L. Scheidt
	Title:	Chief Executive Officer